SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  May 27, 1997
(Date of earliest event reported)

Commission File No.:  333-22559-01


                Salomon Brothers Mortgage Securities VII, Inc.,
            Mortgage Pass-Through Certificates, Series 1997-L2 Trust

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Applied For
 (I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On May 27, 1997 a distribution was made to holders of Salomon Brothers Mortgage Securities VII, Inc.,
Mortgage Pass-Through Certificates, Series 1997-L2 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1997-L2 Trust, relating to the May 27, 1997 distribution


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 Salomon Brothers Mortgage Securities VII, Inc.
            Mortgage Pass-Through Certificates, Series 1997-L2 Trust


June 3, 1997        by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1997-L2 Trust, relating to the May 27, 1997 distribution